SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 25, 2004

METROCALL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21924	54-1215634

(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria, Virginia	22306

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 660-6677

Item 5. Other Events.

             On May 25, 2004, Metrocall Holdings, Inc. made a 425 filing of prepared text to be conveyed to Metrocall stockholders who have requested meetings with Metrocall management to discuss anticipated potential synergies arising from its proposed merger with Arch Wireless, Inc., which is included as Exhibit 99.1 hereto and has been incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits.

Exhibit No.	Description
99.1	Potential Synergies Arising from the Merger text for Metrocall Stockholders (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on May 25, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCALL HOLDINGS, INC.

By: /s/ George Z. Moratis

Name: George Z. Moratis
Title: Chief Financial Officer and Treasurer
Dated: May 25, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Potential Synergies Arising from the Merger text for Metrocall Stockholders (incorporated by reference to Metrocall Holdings, Inc.’s filing with the Commission pursuant to Rule 425 under the Securities Act of 1933 and Rule 14a-12 under the Securities Exchange Act of 1934 on May 25, 2004).